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                                                                   EXHIBIT 23(b)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this Registration Statement of Pegasus Communications Corporation (the "Company") on Form S-8 of our report dated March 4, 1994.




/s/ HERBEIN + COMPANY, INC.
---------------------------
HERBEIN + COMPANY, INC.


Reading, Pennsylvania
March 4, 1997

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